EXHIBIT 10.75

SENIOR SECURED SUBORDINATED PROMISSORY NOTE

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD, TRANSFERRED, OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL TO THE TRANSFEROR, REASONABLY SATISFACTORY TO THE MAKER AS TO FORM, SUBSTANCE AND OPINING COUNSEL TO THE EFFECT THAT SUCH TRANSFER IS PURSUANT TO AND IN COMPLIANCE WITH AN APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND SUCH LAWS.

THIS NOTE AND THE INDEBTEDNESS EVIDENCED HEREBY IS SUBORDINATED, IN THE MANNER AND TO THE EXTENT SET FORTH IN THE SUBORDINATION AND INTERCREDITOR AGREEMENT DATED AS OF JULY 18, 2003 (AS SUCH AGREEMENT MAY FROM TIME TO TIME BE AMENDED, MODIFIED OR SUPPLEMENTED IN ACCORDANCE WITH ITS TERMS, THE “INTERCREDITOR AGREEMENT”), BY THE MAKER AND PAYEE OF THIS NOTE IN FAVOR OF LASALLE BUSINESS CREDIT, LLC, AS AGENT (THE “SENIOR AGENT”) FOR CERTAIN LENDING INSTITUTIONS (THE “SENIOR LENDERS”), TO ALL INDEBTEDNESS, LIABILITIES AND OBLIGATIONS (INCLUDING INTEREST) AT ANY TIME OWED BY THE MAKER OF THIS NOTE TO THE SENIOR AGENT AND THE SENIOR LENDERS UNDER THE LOAN AND SECURITY AGREEMENT DATED AS OF JULY [    ], 2003, AND ALL AGREEMENTS, DOCUMENTS AND INSTRUMENTS RELATING THERETO, AND EACH HOLDER OF THIS NOTE, BY ITS ACCEPTANCE HEREOF, SHALL BE BOUND BY THE INTERCREDITOR AGREEMENT.

THIS NOTE WAS ISSUED WITH ORIGINAL ISSUE DISCOUNT UNDER SECTIONS 1272, 1273 AND 1275 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED. YOU MAY CONTACT THE CHIEF FINANCIAL OFFICER OF IMPCO TECHNOLOGIES, INC. AT 16804 GRIDLEY PLACE, CERRITOS, CALIFORNIA, 90703, TELECOPY NUMBER: (562) 274-0346, WHO WILL PROVIDE YOU WITH ANY REQUIRED INFORMATION REGARDING THE ORIGINAL ISSUE DISCOUNT.

11.25% SENIOR SECURED SUBORDINATED PROMISSORY NOTE

Due July     , 2007

$20,000,000	New York, New York

July     , 2003

FOR VALUE RECEIVED, the undersigned, IMPCO TECHNOLOGIES, INC., a Delaware corporation (the “Maker”), hereby promises to pay to the order of BISON CAPITAL STRUCTURED EQUITY PARTNERS, LLC (“Bison Capital”), a Delaware limited liability company, or its registered assigns (the “Holder”), the principal sum of Twenty Million Dollars ($20,000,000) plus all interest capitalized pursuant to Section 1(a) of this Note, if any, on July     , 2007 (the “Maturity Date”), together with interest thereon from time to time as provided

herein and in the Securities Purchase Agreement (the “Purchase Agreement”), dated as of July     , 2003, by and between the Maker and Bison Capital. The principal amount hereof, and the interest thereon, shall be payable in lawful currency of the United States of America.

This Note is the Note referred to in the Purchase Agreement, is subject to the provisions of the Purchase Agreement and is subject to optional and mandatory redemption in whole or in part as provided in the Purchase Agreement. The Holder is entitled to the benefits of this Note and the Purchase Agreement, as it relates to the Note, and may enforce the agreements of the Maker contained herein and therein and exercise the remedies provided for hereby and thereby or otherwise available in respect hereto and thereto. Capitalized terms used herein without definition are used herein with the meanings ascribed to such terms in the Purchase Agreement. This Note is subordinated, secured and guaranteed as provided in the Transaction Documents.

1. Interest.

(a) The Maker promises to pay interest on the principal amount of this Note (including any amounts previously capitalized and added to principal pursuant to this paragraph (a)) at the rate of 11.25% per annum. The Maker shall pay accrued interest monthly in arrears on the last date of each calendar month or, if any such date shall not be a Business Day, on the next succeeding Business Day to occur after such date, beginning on July     , 2003; provided, however, that during the continuance of a Default or an Event of Default and subject to the Intercreditor Agreement, such interest shall be due and payable on demand and bear interest at the applicable default rate of interest specified in the Purchase Agreement; provided, further, that, at the Maker’s option, any such default interest may be capitalized and added to the principal hereunder; and provided, further, that any interest under this Note or provided in the Purchase Agreement (including, without limitation, Section 2.6 and Section 10.2(r) thereof) shall be capitalized and added to the principal hereunder to the extent such interest is not payable pursuant to the Intercreditor Agreement. Interest payable on this Note pursuant to this paragraph (a) (and not otherwise capitalized in accordance with the immediately preceding proviso) shall be paid by wire transfer of immediately available funds to an account at a bank designated in writing by the Holder.

(b) Interest payable on this Note under paragraph (a) above shall accrue from and including the date of issuance through and until repayment of the principal and payment of all accrued interest and premium, if any, in full. All interest payable under this Note shall accrue and be computed on the basis of a 360-day year of twelve 30-day months.

2. Transfer.

(a) The term “Holder” as used herein shall also include any transferee of this Note whose name has been recorded by the Company in the Register. Each transferee of this Note acknowledges that this Note has not been registered under the Securities Act, and may be transferred only pursuant to an effective registration under the Securities Act or pursuant to an applicable exemption from the registration requirements of the Securities Act.

(b) The Company shall maintain at its principal executive office the Register for the registration and registration of transfers of Note. The name and address of the

Holder, each transfer thereof and the name and address of each transferee shall be registered in the Register. Prior to due presentment for registration of transfer, absent manifest error, the Person in whose name the Note shall be registered shall be deemed and treated as the owner and holder thereof for all purposes hereof. Any transfer of the Note shall be effective only upon appropriate entries with respect thereto being made in the Register. The Company shall give to any holder of the Note that is Purchaser or an institutional investor, promptly upon request therefor, a complete and correct copy of the names and addresses of all registered holders of the Note.

(c) This Note may be transferred or assigned, in whole or in part, by the Holder at any time. Such transfer shall be effective upon receipt by the Maker of the original Note together with such transfer documents as the Maker shall reasonably request, and including at a minimum an endorsement for transfer or cancellation, the name, address and facsimile number of the transferee and, in the case of a transfer of less than all of this Note, an indication of the amount to be transferred. In the case of each such transfer, the Holder intending to effect the same shall provide the Maker, at the time of notification of transfer, an opinion of counsel reasonably satisfactory to the Maker as to form, content and opinion giver, to the effect that such transfer is pursuant to and in full compliance with the requirements of all applicable federal and state securities laws, and shall certify to the Maker that the Holder has paid or will promptly pay the Transfer Taxes attendant to such transfer.

3. Replacement of Note. On receipt by the Company of an affidavit of an authorized representative of the Holder stating the circumstances of the loss, theft, destruction or mutilation of the Note (and in the case of any such mutilation, on surrender and cancellation of the Note), the Company, at its expense, will promptly execute and deliver, in lieu thereof, a new Note of like tenor.

4. GOVERNING LAW. THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

5. Severability. If any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired, unless the provisions held invalid, illegal or unenforceable shall substantially impair the benefits of the remaining provisions hereof.

6. Headings. The headings in this Note are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

7. Waiver. The Maker hereby waives presentment, demand, protest or notice of any kind in connection with this Note. All payments under this Note shall be made without setoff, counterclaim or deduction of any kind.

(Signature Page Follows)

IMPCO TECHNOLOGIES INC., a Delaware corporation

By:
Name:	Robert M. Stemmler
Title:	President and Chief Executive Officer

SIGNATURE PAGE TO NOTE